Accounts Receivable, Net	12 Months Ended
Dec. 31, 2014
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net

4. Accounts Receivable, Net

Accounts receivable, net consisted of the following as of December 31, 2014 and December 31, 2013:

	December 31, 2014	December 31, 2013
Accounts receivable	$263,661	$423,220
Less: Reserve for future chargebacks	(42,533)	(37,850)
Total accounts receivable, net	$221,128	$385,370

Credit card payments for subscriptions and micro-transaction purchases typically settle several days after the date of purchase.  As of December 31, 2014, the amount of unsettled transactions due from credit card payment processors amounted to $135,535 as compared to $191,656 at December 31, 2013.  At December 31, 2014, the amount of receivable due from Apple Inc. amounted to $ 116,427, as compared to $217,536 at December 31, 2013.  These amounts are included under accounts receivable on the Company’s Consolidated Balance Sheet.